UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc.
Debtors

Case No. 17-12913 (KJC)
Reporting Period: February 1, 2018 – February 28, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	
Schedule of Debtor Bank Account Balances	MOR-1b	Yes	
Schedule of Professional Fees and Expenses Paid	MOR-1c	Yes	
Copies of bank statements		Available to the U.S. Trustee upon request.	
Cash disbursements journals		Available to the U.S. Trustee upon request.	
Statement of Operations	MOR-2	Yes	
Balance Sheet	MOR-3	Yes	
Summary of unpaid post-petition debts	MOR-4	Yes	
Accounts Receivable Aging	MOR-5	Yes	
Debtor Questionnaire	MOR-5	Yes	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert Y. Newell
Signature of Authorized Individual*

3/20/2018
Date

Robert. Y. Newell
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Dextera Surgical Inc.,[1] Debtor.	Chapter 11 Case No. 17-12913 (KJC)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Robert Y. Newell, Chief Financial Officer of Dextera Surgical Inc. (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Robert Y. Newell
Robert Y. Newell
Chief Financial Officer

3/20/2018
Date

[1] The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 900 Saginaw Drive, Redwood City, CA 94063.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc.	Case No. 17-12913 (KJC)
Debtor	Reporting Period: February 1, 2018 – February 28, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses after September 30, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. The company did not perform this analysis after September 30, 2017.

Balance Sheet: Liabilities on the balance sheet do not include additional insurance obligations, additional legal and administrative bankruptcy expenses and other expenses related to corporate dissolution.

The final actual warrant liability, if any, as of February 28, 2018 or any subsequent date is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

MOR-1: Schedule of Cash Receipts and Disbursements
(See attached)

Dextera Surgical Inc.
Cash Receipts and Disbursements
Feb 1 to 28, 2018

	2/1-2/18	2/3-9/18	2/10-16/18	2/17-23/18	2/24-28/18	TOTAL 2/1- 28/18
Cash Beg Balance - 02/01/18	$ 204,229	387,714	188,458	268,912	9,791,334	$ 204,229
Cash Receipts						
Accounts Receivable - trade				6,995	65,400	72,395
Refunds -			198	7,510		7,708
DIP loan proceeds	200,000		200,000			400,000
Asset purchase payment				13,663,815		13,663,815
Net Payroll and Taxes			2,507	227	946	3,680
Other			68,677		111	68,787
TOTAL Cash Receipts	$ 200,000	-	271,382	13,678,547	66,456	$ 14,216,386
Cash Disbursements						
Net Payroll and Taxes		529	185,666	63,084	140,517	389,795
Inventory	515	22,675	5,227	17,116	1,179	46,713
Insurance				25,091	16,002	41,093
Professional Services		20,450		3,900	3,060	27,410
R&D	16,000	7,314		468		23,782
Sales & Marketing		1,911		4,647		6,558
Administrative		22,218	35	43,412	3,423	69,088
Loan and interest payment to CMI				3,950,906		3,950,906
Other		124,158		47,501		171,659
TOTAL Cash Disbursements	$ 16,515	199,255	190,928	4,156,125	164,181	$ 4,727,005
Net Cash Changes	$ 183,485	(199,255)	80,454	9,522,422	(97,724)	$ 9,489,381
Cash End Balance - 2/28/18	$ 387,714	188,458	268,912	9,791,334	9,693,610	$ 9,693,610
ending cash balance 2/28/18 check						$ 9,693,610
difference						$ 9,489,381

MOR-1(b): Bank Account Balances
(See attached)

Schedule of Bank Account Balances		
Last 4 Digits of Account Number	**Descriptions**	**Balance as of 2/28/2018**
1000	Cash - Checking Account	$ 9,692,609.87
1001	Cash - Money Market	$0.00
1002	Cash - GmbH Checking	$ 19,562.83
1070	Silicon Valley Bank Certificate of Deposit 900S	$ 100,000.00
1075	Silicon Valley Bank Certificate of Deposit	$ 4,054.21
1080	Investment - GmbH	$0.00
1100	Oppenheimer - MM	$ -
1110	Oppenheimer Investments	$ (0.01)
1170	Petty Cash	$ 1,000.00
1190	Payments in Process	$0.00
		$ 9,817,226.90

MOR-1(c): Schedule of Professional Fees and Expenses Paid

(See attached)

In re Dextera Surgical Inc.
Debtor

Case No. 17-12913 (KJC)
Reporting Period: February 1, 2018 --February 28, 2018

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Wire Transfer		Amount Paid		Year-To-Date	
				Number	Date	Retainer	Expenses	Fees	Expenses
None									

MOR-2: Statement of Operations
(See attached)

Dextera Surgical Inc.
Statement of Operations
(unaudited)
($ In thousands)

		One Month Ended February 28, 2018
Revenue:		
Product revenue, net	$	130
License and development revenue		403
Total		533
Operating costs and expenses:		
Cost of product revenue		523
Research and development		568
Selling, general and administrative		2,451
Total operating costs and expenses		3,542
Loss from operations		(3,009)
Interest income (expense)		1,754
Other income (expense)		(73)
Net Loss before income tax benefit		(1,328)
Tax benefit		-
Net Loss	**$**	**(1,328)**

MOR-3: Balance Sheet
(See attached)

Dextera Surgical Inc.
Balance Sheet
(unaudited)
($ In thousands)

	February 28,2018
ASSETS	
Current Assets	
Cash	$ 9,714
Accounts Receivable	546
Prepaid expenses and other current assets	486
Total Current Assets	10,746
Other non-current assets	2,000
Restricted cash	104
TOTAL ASSETS	**$ 12,850**
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable - prepetition	$ 520
Accounts Payable - postpetition	326
Accrued compensation	1,722
Other accrued liabilities	1,521
Warrant liabilities	1,700
Total Current Liabilities	5,789
Other non-current liabilities	27
Total Liabilities	5,816
Stockholder's Equity	
Common stock	48
Additional paid-in capital	234,502
Treasury stock	(596)
Accumulated Earnings	(226,920)
Total Stockholders' Equity	7,034
TOTAL LIABILITIES & EQUITY	**$ 12,850**

MOR-4: Summary of Unpaid Post-Petition Debts
(See attached)

Summary of Unpaid Post-Petition Debts at 2/28/18

	Number of Days Past Due								
	Current		0-30		31-60		over 90		Total
Accounts Payable Aging ($000s)	124		34		104		64		326

MOR-5: Accounts Receivable Aging and Debtor Questionnaire
(See attached)

Accounts Receivable Aging at 2/28/18

	Current	31-60	61-90	over 90	Total
Accounts Receivable ($000s)	208	96	32	131	467

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X*	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

*On February 20, 2018, closing occurred on the sale of substantially all of the Debtor's assets to to Aesculap, Inc. or its designee in accordance with the Court order entered on January 24, 2018 [D.I. 160].

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	) Chapter 11
	)
DEXTERA SURGICAL, INC.,	) Case No. 17-12913 (KJC)
	)
Debtor.	)
	)

CERTIFICATE OF SERVICE

I, Monique B. DiSabatino, hereby certify that on March 20, 2018, I caused a copy of the **Monthly Operating Report for the Reporting Period February 1, 2018 – February 28, 2018** be served via Hand Delivery on the following party.

David Buchbinder, Esquire
Office of the United States Trustee
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Wilmington, DE 19801

/s/ Monique B. DiSabatino
Monique B. DiSabatino (DE Bar No. 6027)
SAUL EWING ARNSTEIN & LEHR LLP
1201 N. Market Street, Suite 2300
P.O. Box 1266
Wilmington, DE 19899
(302) 421-6806
mark.minuti@saul.com

Dated: March 20, 2018